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                                                                 EXHIBIT h(4)(e)

                                 AMENDMENT NO. 4
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT

         The Master Administrative Services Agreement (the "Agreement"), dated September 11, 2000, by and between A I M Advisors, Inc., a Delaware corporation, and AIM Investment Funds, a Delaware business trust, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT
                                       OF
                              AIM INVESTMENT FUNDS


PORTFOLIOS                                         EFFECTIVE DATE OF AGREEMENT
----------                                         ---------------------------
AIM Developing Markets Fund                             September 1, 2001
AIM Global Biotech Fund                                 December 31, 2001
AIM Global Energy Fund                                  September 1, 2001
AIM Global Financial Services Fund                      September 11, 2000
AIM Global Health Care Fund                             September 1, 2001
AIM Global Infrastructure Fund                          September 11, 2000
AIM Global Science and Technology Fund                  September 1, 2001
AIM Libra Fund                                          November 1, 2002
AIM Strategic Income Fund                               September 1, 2001

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  _________________, 2002

                                                 A I M ADVISORS, INC.


Attest:                                          By:
         -------------------------------             ---------------------------
         Assistant Secretary                         Robert H. Graham
                                                     President

(SEAL)


                                                 AIM INVESTMENT FUNDS


Attest:                                          By:
         -------------------------------             ------------------------
         Assistant Secretary                         Robert H. Graham
                                                     President

(SEAL)